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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 13, 2002
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP..
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


                            Crystal Corporate Center,
                    2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431

               (Address of principal executive offices) (Zip Code)


                                 (561) 998-2031
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 13, 2002, the Registrant's transfer agent issued the following shares:

     A.   Settlement Agreements

          1,030,495 to Strategica Services Corporation pursuant to the terms of a settlement agreement. The settlement agreement is discussed and filed as an exhibit on the Registrant's report on Form 8-KSB filed on January 15, 2002 and is incorporated herein by reference in accordance with Commission Rule 12b-23.

          2,500,000 to Deutsche Financial Services Corporation pursuant to the terms of a settlement agreement The settlement agreement is discussed and filed as an exhibit on the Registrant's report on Form 10-QSB for quarter ended March 31, 2002, and is incorporated herein by reference in accordance with Commission Rule 12b-23.

          1,000,000 to Prime Source Leasing, Inc. pursuant to the terms of a settlement agreement The settlement agreement is discussed on the Registrant's report on Form 10-QSB for quarter ended March 31, 2002, and is incorporated herein by reference in accordance with Commission Rule 12b-23. A copy of the settlement agreement is filed as an exhibit to this report. The stock certificate is being held in escrow pending receipt of a fully executed general release.

     B.   Employment Agreements with Officers of the Registrant.

          To executive officers of the Registrant as follows, pursuant to the terms of their employment agreements.

          A.

               175,212 shares issued to Anthony Joffe for his services as president of the Registrant from May 2000 to May 2001, pursuant to the terms of his employment agreement. (24,788 shares of the 200,000 common shares were issued in November of 200)1. Mr. Joffe's employment agreement is discussed and filed as an exhibit on the Registrant's report on Form 10-KSB for the year ended September 30, 1998, and is incorporated herein by reference in accordance with Commission Rule 12b-23.

          B. 873,017 shares issued to Kevin W. Dornan for his services as general counsel of the Registrant from June 2001 to May 2002, pursuant to the terms of his employment agreement. Mr. Dornan's employment agreement is discussed and filed as an exhibit on the Registrant's report on Form 10-KSB for the year ended September 30, 1999, and is incorporated herein by reference in accordance with Commission Rule 12b-23.

          C. 1,022,978 shares issued to Vanessa Lindsey for her services as vice president and secretary of the Registrant from June 2001 to May 2002, pursuant to the terms of her employment agreement. Mrs. Lindsey's employment agreement is discussed and filed as an exhibit on the Registrant's report on Form 10-KSB for the year ended September 30, 1999, and is incorporated herein by reference in accordance with Commission Rule 12b-23.

          D. 36,904 shares issued to Adam Wasserman for his services as chief financial officer and controller of the Registrant from March 2002 to May 2002, pursuant to the terms of his employment agreement. Mr. Wasserman's employment agreement is discussed and filed as an exhibit on the Registrant's 10- QSB for the quarter ended March 31, 2002, and is incorporated herein by reference in accordance with Commission Rule 12b-23

          E. 991,962 shares issued to Edward Dmytryk for his services as president and chief executive officer of the Registrant and reimbursement for expenses from June 2001 to May 2002, pursuant to the terms of his employment agreement. Mr. Dmytryk's employment agreement is discussed and filed as an exhibit on the Registrant's report on Form 10-KSB for the year ended September 30, 1999, and is incorporated herein by reference in accordance with Commission Rule 12b-23.

     C.   Exchange of Common Stock for Preferred Stock

          On June 18, 2002, the Calvo Family Spendthrift Trust exchanged 2,756,251 shares of common stock for 27,563 shares of Class A Non-Voting, Convertible Preferred Stock pursuant to the terms of an exchange agreement, which is discussed and filed as an exhibit on the Registrant's report on Form 10-QSB for quarter ended March 31, 2002, and is incorporated herein by reference in accordance with Commission Rule 12b-23.

          As a result of the above issuances, the Registrant currently has 24,874,317 of its common stock issued and outstanding and 27,563 shares of Class A Non-Voting, Convertible Preferred Stock issued and outstanding.

Security Ownership of Certain Beneficial Owners

     As of June 13, 2002, the following persons (including any "group") are, based on information available to the Registrant, beneficial owners of more than five percent of the Registrant's common stock (its only class of voting securities). The Registrant currently has 24,874,317shares of its common stock issued and outstanding

                                                 Amount
                                                 and Nature              Percent
                                                 Of Beneficial           of
Name and Address of Beneficial Owner (1)         Ownership (2)           Class
----------------------------------------        -------------            -----

Tucker Family Spendthrift Trust(3)               4,326,250                 17%
2500 North Military Trail, Suite 225;
Boca Raton, Florida 33431
and

Deutsche Financial Services Corporation          2,500,000                 10%
625 Maryland Centre Drive, 3rd Floor,
St. Louis, Missouri 63141

Security Ownership of Management

     As of June 13, 2002, the following Table discloses the Registrant's common stock other than directors' qualifying shares, beneficially owned by all directors and nominees, naming them each; each of the named executive officers as defined in Item 402(a) of Commission Regulation S-B; and all directors and executive officers of the Registrant as a group, without naming them. The table shows in the second column the total number of shares currently owned and in the third column the percent owned.

Address of                                Amount         Nature of       Percent
Beneficial                                Of Equity      Beneficial      of
Owner (1)                                 Owned          Ownership       Class
---------                                 -----          ------------    -------

Robert S. Gigliotti                        90,000         (4)               0.3%
901 Wilshire Drive, Suite 400;
Troy, Michigan 48084

Anthony Q. Joffe                          400,000         (5)               1.6%
101 Southwest 11th Avenue;
Boca Raton, Florida 33486

Edward C. Dmytryk                       1,083,017         (6)               4.4%
315 Premier Vista Way;
St. Augustine, Florida 32080

Kevin W. Dornan, Esquire                  961,085         (7)               3.9%
5001 Southwest 20th Street;
Ocala, Florida 34474

Vanessa H. Lindsey                      1,302,356         (8)               5.2%
340 Southeast 55th Avenue;
Ocala, Florida 34471

Charles J. Champion                         (9)           (9)               (9)
Post Office Box 952259;
Lake Mary, Florida 32795

Lawrence R. Van Etten                     136,147         (10)              0.5%
1601 North 15th Terrace;
Hollywood, Florida 33020

G. Richard Chamberlin                      10,000         (11)             0.04%
4518 Southwest 44th Lane,
Ocala, Florida 34474

Adam Wasserman                             36,904         (12)              0.1%
1643 Royal Grove Way,
Weston, Florida 33327

All officers and directors as a group   4,019,509          (2)               16%

Footnotes to Tables of Principal Stockholders and Tables of Executive Officers and Directors

The following footnotes apply to the preceding two tables:

(1)  This table pertains to common stock.

(2)  Beneficial and record.

(3) The Tucker family is comprised of Leonard Miles Tucker; Michelle Tucker, his wife; and Shayna and Montana, their minor daughters. The estate of Mr. Tucker's father, Mr. Jerrold Tucker, holds 470,000 shares in trust for Shayna and Montana, his minor granddaughters, and holds voting and investment power over those shares; 100,000 shares are held by Blue Lake Capital Corp., a Florida corporation owned by Mrs. Tucker, who holds voting and investment power over those shares; and 3,756,250 shares are held by the Tucker Family Spendthrift Trust for which Leonard and Michelle Tucker serve as the trustees and who together hold voting and investment power over those shares.

(4) Mr. Gigliotti has served as a member of the Registrant's board of directors since December 11, 1997, as a member of the audit committee since November 4, 1999, and as its secretary from November 10, 1997 until January 12, 1999.

(5) Mr. Joffe has served as a member of the Registrant's board of directors since January 12, 1999, and served as its president and chief executive officer from May 4, 1999 to May 14, 2001 and was relected as its president and chief executive officer on May 10, 2002.

(6) Mr. Dmytryk was elected as a member of the Registrant's board of directors and served as its president and chief executive officer from May 2001 to May 2002.

(7) Mr. Dornan was elected as the Registrant's general counsel effective June 18, 2001.

(8) Mrs. Lindsey was elected as the Registrant's secretary on January 12, 1999, as a member of the Registrant's board of directors effective February 1, 2000, and as its Vice-President on June 14, 2001.

(9) Mr. Champion has served as a member of the Registrant's board of directors since January 12, 1999. Mr. Champion currently owns no shares.

(10) Mr. Van Etten was elected as a member of the Registrant's board of directors on May 31, 2000. (11) Mr. Chamberlin was elected as a member of the Registrant's board of directors on May 10, 2002. (12) Mr. Wasserman was elected the Registrant's chief financial officer and controller in March 2002.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation             Page
of Exhibit              Number
as Set Forth            or Source of
in Item 601 of          Incorporation
Regulation S-B          By Reference      Description

(10)     .48             ___              Settlement Agreement with Prime Source
                                          Leasing, Inc.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                  Colmena Corp.

Dated: June 27, 2002
                        ---------------------------------
                               Vanessa H. Lindsey
                           Vice President & Secretary

                                    Exhibits